IMPORTANT NOTICE REGARDING CHANGE IN UNDERLYING INDEX

ProFund VP Telecommunications

ProFund VP Pharmaceuticals

Supplement dated July 27, 2018

to each Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information dated

May 1, 2018, each as supplemented or amended

The Board of Trustees of ProFunds approved a change to the underlying index of each Fund. These changes are effective on or about September 28, 2018.

Current Fund Name	Current Index Name	New Index Name	New Index Description
ProFund VP Telecommunications	Dow Jones U.S. TelecommunicationsSM Index	Dow Jones U.S. Select TelecommunicationsSM Index

The Dow Jones U.S. Select TelecommunicationsSM Index is designed to measure the performance of U.S. companies in the telecommunications sector.

The Index is published under the Bloomberg ticker symbol “DJSTEL.”

ProFund VP Pharmaceuticals	Dow Jones U.S. PharmaceuticalsSM Index	Dow Jones U.S. Select PharmaceuticalsSM Index	The Dow Jones U.S. Select PharmaceuticalsSM Index is designed to measure the performance of U.S. companies in the pharmaceuticals sector. The Index is published under the Bloomberg ticker symbol “DJSPHM.”

Please retain this supplement for future reference.